Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of AutoZone, Inc. (the “Company”) on Form 10-K for the fiscal year ended August 26, 2023, as filed with the SEC on the date hereof (the “Report”), I, Jamere Jackson, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(i)	the Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and
(ii)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

October 24, 2023

/s/ JAMERE JACKSON
Jamere Jackson
Chief Financial Officer
(Principal Financial Officer)